UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 11, 2010

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 12, 2010, American Tower Corporation (the “Company”) issued a press release announcing that it had priced its registered public offering of senior unsecured notes due 2020 (the “Notes”) on August 11, 2010. The Notes will have an interest rate of 5.050% per annum and are being issued at a price equal to 99.88% of their face value. The Company’s press release, dated August 12, 2010, is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Supplemental Indenture No. 1 to be dated August 16, 2010, by and between American Tower Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of debt securities (attached to Exhibit 4.1).

12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Press release, dated August 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	August 16, 2010	By:	/S/ THOMAS A. BARTLETT
Thomas A. Bartlett Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Supplemental Indenture No. 1 to be dated August 16, 2010, by and between American Tower Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of debt securities (attached to Exhibit 4.1).

12.1	Computation of Ratio of Earnings to Fixed Charges.

99.1	Press release, dated August 12, 2010.